UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 1, 2003 (Date of Report (Date of Earliest Event Reported))

WM. WRIGLEY JR. COMPANY (Exact Name of Registrant as specified in its charter)

Delaware		1-800	36-1988190
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

410 North Michigan Avenue Chicago, Illinois			60611
(Address of principal executive offices)			(Zip Code)

(312) 644-2121
(Registrant's Telephone Number, including Area Code)

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This Current Report on Form 8-K is filed by Wm. Wrigley Jr. Company (the "Company") in connection with the matters described herein.

ITEM 5:	OTHER EVENTS AND REGULATION FD DISCLOSURE

On May 1, 2003, William Wrigley, Jr., President and Chief Executive Officer of the Registrant and Trustee of certain Wrigley family trusts, established a pre-arranged trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934. This Plan will enable these trusts to sell up to an aggregate of $43.6 million of the Registrant's Common Stock over the next three months, unless the Plan is terminated earlier in accordance with the Plan's terms. The Plan does not contemplate the sale of any shares of the Registrant's Class B Common Stock. Undertaken to diversify the family trusts' holdings in an orderly manner, the Plan will expire on July 31, 2003. The shares covered by this Plan represent no more than approximately 2.3 percent of Mr. Wrigley, Jr.'s beneficial ownership of the Registrant's Common Stock, 0.3 percent of his total voting power in the Registrant, and 0.5 percent of the Registrant's total outstanding shares of Common Stock.

Rule 10b5-1 permits the implementation of a written plan for buying or selling stock at times when insiders are not aware of material non-public information and allows them to buy or sell stock on a regular basis and in a nondiscretionary manner, regardless of any subsequent material non-public information received. In February 2001, the Registrant approved a stock trading program for its insiders in accordance with Rule 10b5-1, and Mr. Wrigley, Jr. established and completed such a program that year. This Plan was entered into during the Registrant's trading "window", as established pursuant to the Registrant's policy on trading in its stock.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forward-Looking Statements

Statements contained in this report may be considered to be forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. The Company wishes to ensure that such statements are accompanied by meaningful cautionary statements to comply with the safe harbor under the Act. The Company notes that a variety of factors could cause actual results to differ materially from the anticipated results or expectations expressed in these forward-looking statements.

Important factors that may influence the operations, performance, development and results of the Company's business include global and local business and economic conditions; currency exchange and interest rates; ingredients, labor and other operating costs; insufficient or under utilization of manufacturing capacity; destruction of all or part of manufacturing facilities; labor strikes or unrest; political or economic instability in local markets; war or acts of terrorism; competition and other industry trends; retention of preferred retail space; effectiveness of marketing campaigns or new product introductions; consumer preferences, spending patterns, and demographic trends; legislation and governmental regulation; and accounting policies and practices.

We caution the reader that the list of factors may not be exhaustive. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WM. WRIGLEY JR. COMPANY

		By:	/s/ Howard Malovany
Howard Malovany Vice President, Secretary and General Counsel

Date:	May 1, 2003
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